Trade and Other Payables	12 Months Ended
Dec. 31, 2021
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES [Text Block]
19. TRADE AND OTHER PAYABLES

The Company’s trade and other payables are primarily comprised of amounts outstanding for purchases relating to mining operations, exploration and evaluation activities and corporate expenses. The normal credit period for these purchases is usually between 30 to 90 days.

Trade and other payables are comprised of the following items:

	December 31, 2021	December 31, 2020
Trade payables	$41,827	$31,262
Trade related accruals	30,621	18,635
Payroll and related benefits	28,162	21,427
Estimated Triggered Tax Adjustment and Working Capital Adjustment payable, net (Note 4)	12,570	—
NSR royalty liabilities (Notes 15(b)(c))	1,147	—
Environmental duty and net mineral sales proceeds tax	3,281	2,156
Other accrued liabilities	3,058	2,522
	$120,666	$76,002